SHAREHOLDERS' EQUITY AND INCOME (LOSS) PER COMMON SHARE	12 Months Ended
Dec. 31, 2012
SHAREHOLDERS' EQUITY AND INCOME (LOSS) PER COMMON SHARE [Abstract]
SHAREHOLDERS' EQUITY AND LOSS PER COMMON SHARE
NOTE 12 – SHAREHOLDERS' EQUITY AND INCOME (LOSS) PER COMMON SHARE

On January 29, 2010, we held a special shareholders' meeting at which our shareholders approved an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 60 million to 500 million. They also approved the issuance of our common stock in exchange for certain of our trust preferred securities and in exchange for the shares of our preferred stock held by the U.S. Department of the Treasury ("UST").

On April 2, 2010, we entered into an exchange agreement with the UST pursuant to which the UST agreed to exchange all 72,000 shares of our Series A Fixed Rate Cumulative Perpetual Preferred Stock, with an original liquidation preference of $1,000 per share ("Series A Preferred Stock"), beneficially owned and held by the UST, plus accrued and unpaid dividends on such Series A Preferred Stock, for shares of our Series B Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, with an original liquidation preference of $1,000 per share ("Series B Preferred Stock"). As part of the terms of the exchange agreement, we also agreed to amend and restate the terms of the warrant, dated December 12, 2008, issued to the UST to purchase 346,154 shares of our common stock.

On April 16, 2010, we closed the transactions described in the exchange agreement and we issued to the UST (1) 74,426 shares of our Series B Preferred Stock and (2) an Amended and Restated Warrant to purchase 346,154 shares of our common stock at an exercise price of $7.234 per share and expiring on December 12, 2018 (the "Amended Warrant") for all of the 72,000 shares of Series A Preferred Stock and the original warrant that had been issued to the UST in December 2008 pursuant to the TARP Capital Purchase Program, plus approximately $2.4 million in accrued dividends on such Series A Preferred Stock.

With the exception of being convertible into shares of our common stock, the terms of the Series B Preferred Stock are substantially similar to the terms of the Series A Preferred Stock that was exchanged. The Series B Preferred Stock qualifies as Tier 1 regulatory capital and pays cumulative dividends quarterly at a rate of 5% per annum through February 14, 2014, and at a rate of 9% per annum thereafter. The Series B Preferred Stock is non-voting, other than class voting rights on certain matters that could adversely affect the Series B Preferred Stock. If dividends on the Series B Preferred Stock have not been paid for an aggregate of six quarterly dividend periods or more, whether consecutive or not, the holders of the Series B Preferred Stock, voting together with holders of any then outstanding voting parity stock, have the right to elect two additional directors at our next annual meeting of shareholders or at a special meeting of shareholders called for that purpose. These directors would be elected annually and serve until all accrued and unpaid dividends on the Series B Preferred Stock have been paid. Beginning in December of 2009, we suspended payment of quarterly dividends. The cash dividends payable to the UST amount to approximately $4.3 million per year until December of 2013, at which time they would increase to approximately $7.7 million per year. Accrued and unpaid dividends were $10.7 million ($144 per share) at December 31, 2012. Because we have deferred dividends on the Series B Preferred Stock for at least six quarterly dividend periods, the UST currently has the right to elect two directors to our board. At this time, in lieu of electing such directors, the UST requested us to allow (and we have allowed) an observer to attend our Board of Directors meetings beginning in the third quarter of 2011. The UST continues to retain the right to elect two directors as described above.

Under the terms of the Series B Preferred Stock, UST (and any subsequent holder of the Series B Preferred Stock) has the right to convert the Series B Preferred Stock into our common stock at any time. In addition, we have the right to compel a conversion of the Series B Preferred Stock into common stock, subject to the following conditions:

(i)	we shall have received all appropriate approvals from the Board of Governors of the Federal Reserve System;
(ii)
we shall have issued our common stock in exchange for at least $40 million aggregate original liquidation amount of the trust preferred securities issued by the Company's trust subsidiaries, IBC Capital Finance II, IBC Capital Finance III, IBC Capital Finance IV, and Midwest Guaranty Trust I;

(iii)
we shall have closed one or more transactions (on terms reasonably acceptable to the UST, other than the price per share of common stock) in which investors, other than the UST, have collectively provided a minimum aggregate amount of $100 million in cash proceeds to us in exchange for our common stock; and

(iv)	we shall have made the anti-dilution adjustments to the Series B Preferred Stock, if any, required by the terms of the Series B Preferred Stock.

If converted by the holder or by us pursuant to either of the above-described conversion rights, each share of Series B Preferred Stock (liquidation amount of $1,000 per share) will convert into a number of shares of our common stock equal to a fraction, the numerator of which is $750 and the denominator of which is $7.234, which was the market price of our common stock at the time the exchange agreement was signed (as such market price was determined pursuant to the terms of the Series B Preferred Stock), referred to as the "conversion rate." This conversion rate is subject to certain anti-dilution adjustments that may result in a greater number of shares being issued to the holder of the Series B Preferred Stock. If converted by the holder or by us pursuant to either of the above-described conversion rights, as of December 31, 2012, the Series B Preferred Stock and accrued and unpaid dividends would have been convertible into approximately 10.7 million shares of our common stock.

Unless earlier converted by the holder or by us as described above, the Series B Preferred Stock will convert into shares of our common stock on a mandatory basis on the seventh anniversary (April 16, 2017) of the issuance of the Series B Preferred Stock. In any such mandatory conversion, each share of Series B Preferred Stock (liquidation amount of $1,000 per share) will convert into a number of shares of our common stock equal to a fraction, the numerator of which is $1,000 and the denominator of which is the market price of our common stock at the time of such mandatory conversion (as such market price is determined pursuant to the terms of the Series B Preferred Stock).

At the time any Series B Preferred Stock are converted into our common stock, we will be required to pay all accrued and unpaid dividends on the Series B Preferred Stock being converted in cash or, at our option, in shares of our common stock, in which case the number of shares to be issued will be equal to the amount of accrued and unpaid dividends to be paid in common stock divided by the market value of our common stock at the time of conversion (as such market price is determined pursuant to the terms of the Series B Preferred Stock). Accrued and unpaid dividends on the Series B Preferred Stock totaled $10.7 million (approximately $144 per share of Series B Preferred Stock) and $6.6 million (approximately $89 per share of Series B Preferred Stock) at December 31, 2012 and 2011, respectively. These amounts are recorded in Convertible Preferred Stock on the Consolidated Statements of Financial Condition.

The maximum number of shares of our common stock that may be issued upon conversion of all shares of the Series B Preferred Stock and any accrued dividends on Series B Preferred Stock is 14.4 million, unless we receive shareholder approval to issue a greater number of shares.

The Series B Preferred Stock may be redeemed by us, subject to the approval of the Board of Governors of the Federal Reserve System, at any time, in an amount up to the cash proceeds (minimum of approximately $18.6 million) from qualifying equity offerings of common stock (plus any net increase to our retained earnings after the original issue date). If we exercise this right to redeem the Series B Preferred Stock, the redemption price will be the greater of (a) the $1,000 liquidation amount per share plus any accrued and unpaid dividends and (b) the product of the applicable Conversion Rate (as described above) and the average of the market prices per share of our common stock (as such market price is determined pursuant to the terms of the Series B Preferred Stock) over a 20 trading day period beginning on the trading day immediately after we give notice of redemption to the holder (plus any accrued and unpaid dividends). In any redemption, we must redeem at least 25% of the number of Series B Preferred Stock shares originally issued to the UST, unless fewer of such shares are then outstanding (in which case all of the Series B Preferred Stock must be redeemed). In addition to the terms of the Series B Preferred Stock discussed above, the UST updated its Frequently Asked Questions regarding the Capital Purchase Program ("CPP") as of March 1, 2012 to permit any CPP participant to repay its investment, in part, subject to a minimum repayment of the greater of (i) 5% of the aggregate liquidation amount of the preferred stock issued to the UST or (ii) $100,000. Under this updated guidance, we could repay a minimum of approximately $3.7 million, subject to the approval of the Board of Governors of the Federal Reserve System, in a partial redemption of the Series B Preferred Stock.

On July 7, 2010 we executed an Investment Agreement and Registration Rights Agreement with Dutchess Opportunity Fund, II, LP ("Dutchess") for the sale of shares of our common stock. These agreements serve to establish an equity line facility as a contingent source of liquidity at the parent company level. Pursuant to the Investment Agreement, Dutchess committed to purchase up to $15.0 million of our common stock over a 36-month period ending November 1, 2013. We have the right, but no obligation, to draw on this equity line facility from time to time during such 36-month period by selling shares of our common stock to Dutchess. The sales price is at a 5% discount to the market price of our common stock at the time of the draw (as such market price is determined pursuant to the terms of the Investment Agreement). Through 2012, we have sold a total of 1.230 million shares (0.453 million shares, 0.433 million shares and 0.345 million shares during 2012, 2011 and 2010, respectively) of our common stock to Dutchess under this equity line for total net proceeds of approximately $3.2 million. At the present time, we have shareholder approval to sell approximately 2.8 million additional shares under this equity line. Based on our closing stock price on December 31, 2012, additional funds available under the Investment Agreement totaled approximately $9.7 million at December 31, 2012.

On November 15, 2011, we entered into a Tax Benefits Preservation Plan (the "Preservation Plan") with our stock transfer agent, American Stock Transfer & Trust Company. Our Board of Directors adopted the Preservation Plan in an effort to protect the value to our shareholders of our ability to use deferred tax assets such as net operating loss carry forwards to reduce potential future federal income tax obligations. Under federal tax rules, this value could be lost in the event we experienced an "ownership change," as defined in Section 382 of the federal Internal Revenue Code. The Preservation Plan attempts to protect this value by reducing the likelihood that we will experience such an ownership change by discouraging any person who is not already a 5% shareholder from becoming a 5% shareholder (with certain limited exceptions).

On November 15, 2011, our Board of Directors declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of our common stock under the terms of the Preservation Plan. The dividend is payable to the holders of common stock outstanding as of the close of business on November 15, 2011 or outstanding at any time thereafter but before the earlier of a "Distribution Date" and the date the Preservation Plan terminates. Each Right entitles the registered holder to purchase from us 1/1000 of a share of our Series C Junior Participating Preferred Stock, no par value per share ("Series C Preferred Stock"). Each 1/1000 of a share of Series C Preferred Stock has economic and voting terms similar to those of one whole share of common stock. The Rights are not exercisable and generally do not become exercisable until a person or group has acquired, subject to certain exceptions and conditions, beneficial ownership of 4.99% or more of the outstanding shares of common stock. At that time, each Right will generally entitle its holder to purchase securities of the Company at a discount of 50% to the current market price of the common stock. However, the Rights owned by the person acquiring beneficial ownership of 4.99% or more of the outstanding shares of common stock would automatically be void. The significant dilution that would result is expected to deter any person from acquiring beneficial ownership of 4.99% or more and thereby triggering the Rights.

To date, none of the Rights have been exercised or have become exercisable because no unpermitted 4.99% or more change in the beneficial ownership of the outstanding common stock has occurred. The Rights will generally expire on the earlier to occur of the close of business on November 15, 2016 and certain other events described in the Preservation Plan, including such date as our Board of Directors determines that the Preservation Plan is no longer necessary for its intended purposes.

Effective as of April 9, 2010, we amended our articles of incorporation to delete any reference to par value with respect to our common stock, which previously had a par value of $1.00 per share. The amendment was approved by our Board on April 6, 2010, pursuant to the authority granted it under Sections 301a and 611(2) of the Michigan Business Corporation Act. As a result, we reclassified all amounts in capital surplus to common stock on our Consolidated Statements of Financial Condition.

On April 27, 2010, at our annual meeting of shareholders, our shareholders approved an amendment to our Articles of Incorporation that allowed us to affect a 1-for-10 reverse stock split. We affected this reverse stock split on August 31, 2010. All common share and per share amounts have been adjusted to reflect the reverse stock split.

A reconciliation of basic and diluted net income (loss) per common share for the years ended December 31 follows:

	2012	2011	2010
	(In thousands, except per share
	amounts)

Net income (loss) applicable to common stock	$21,851	$(24,357)	$(20,804)
Convertible preferred stock dividends	4,347	-	-
Net income (loss) applicable to common stock for calculation of diluted earnings per share (1) (2)	$26,198	$(24,357)	$(20,804)

Weighted average shares outstanding	8,709	8,277	5,090
Effect of convertible preferred stock	23,892	61,281	36,371
Restricted stock units	216	122	-
Stock units for deferred compensation plan for non-employee directors	66	7	7
Effect of stock options	2	-	-
Weighted average shares outstanding for calculation of diluted earnings per share (1)	32,885	69,687	41,468

Net income (loss) per common share
Basic (2)	$2.51	$(2.94)	$(4.09)
Diluted	$0.80	$(2.94)	$(4.09)

(1)
For any period in which a loss is recorded, dividends on convertible preferred stock are not added back in the diluted per common share calculation. For any period in which a loss is recorded, the assumed conversion of convertible preferred stock, assumed exercise of common stock warrants, assumed exercise of stock options, restricted stock units and stock units for a deferred compensation plan for non-employee directors would have an anti-dilutive impact on the net loss per common share and thus are ignored in the diluted per common share calculation.

(2)	Basic net income (loss) per common share includes weighted average common shares outstanding during the period and participating share awards.

Weighted average stock options outstanding that were not considered in computing diluted net income (loss) per common share because they were anti-dilutive totaled 0.1 million, 0.1 million and 0.1 million for 2012, 2011 and 2010, respectively. The warrant to purchase 346,154 shares of our common stock was also not considered in computing the diluted income (loss) per common share in 2012, 2011 and 2010 as it was anti-dilutive.